UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): May 21, 2018
Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 44 (0) 20 7659 4660
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1
Item 5.07 Submission of Matters to a Vote of Security Holders	2
Item 9.01 Financial Statements and Exhibits	5
SIGNATURE	6

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2018 Annual General Meeting of Shareholders of Ensco plc (the "Company") held on May 21, 2018 (the "2018 Annual General Meeting"), the Company's shareholders approved the Ensco plc 2018 Long-Term Incentive Plan (the "Plan"). The Plan provides for the grant of options, restricted shares, restricted share units, share appreciation rights, dividend equivalent rights, and performance-based awards. The Company's directors, officers, and employees, in addition to those of its subsidiaries, are eligible to participate in the Plan.

A detailed description of the Plan is set forth in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 30, 2018 (the "2018 Proxy Statement"). The description of the Plan is qualified in its entirety by reference to the full text of the Plan, which was included as Annex 1 to the 2018 Proxy Statement and is filed as Exhibit 10.1 to this Current Report on Form 8-K.

In conjunction with the approval of the Plan, the Board of Directors has approved and adopted a form of award agreement ("Award Agreement"), pursuant to which non-executive directors may be issued restricted share units under the Plan. The description of the Award Agreement is qualified in its entirety by reference to the full text of the Award Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) The Company held its 2018 Annual General Meeting in London, England on May 21, 2018.
(b) There were 437,273,819 shares entitled to vote at the meeting based on the March 26, 2018 record date, of which 355,351,108 shares, or approximately 81.26%, were present and voting in person or by proxy. The following matters, detailed descriptions of which are contained in the 2018 Proxy Statement, were voted on at the meeting:

(1) To re-elect Directors to serve until the 2019 Annual General Meeting of Shareholders:

a. J. Roderick Clark
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
267,890,445	9,099,446	1,920,772	76,440,445

b. Roxanne J. Decyk
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
273,576,475	3,408,747	1,925,441	76,440,445

c. Mary E. Francis CBE
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
273,316,025	3,669,421	1,925,217	76,440,445

d. C. Christopher Gaut
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
271,742,255	5,228,212	1,940,196	76,440,445

e. Jack E. Golden
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
274,294,494	2,668,203	1,947,966	76,440,445

f. Gerald W. Haddock
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
272,112,343	4,858,206	1,940,114	76,440,445

g. Francis S. Kalman
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
273,469,653	3,487,599	1,953,411	76,440,445

h. Keith O. Rattie
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
273,667,949	3,309,323	1,933,391	76,440,445

i. Paul E. Rowsey, III
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
271,715,200	5,263,283	1,932,180	76,440,445

j. Carl G. Trowell
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
273,776,798	3,183,745	1,950,120	76,440,445

k. Phil D. Wedemeyer
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
274,268,859	2,725,403	1,916,401	76,440,445

(2) To ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the fiscal year ending 31 December 2018:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
345,517,652	7,596,191	2,237,265	N/A

(3) To appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office from the conclusion of the 2018 Annual General Meeting of Shareholders until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company):

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
345,554,452	7,486,822	2,309,834	N/A

(4) To authorise the Audit Committee to determine our U.K. statutory auditors' remuneration:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
344,878,207	7,801,697	2,671,204	N/A

(5) To approve the Ensco plc 2018 Long-Term Incentive Plan:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
236,108,065	40,937,896	1,864,702	76,440,445

(6) A non-binding advisory vote to approve the Directors' Remuneration Report for the year ended 31 December 2017:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
200,932,133	75,929,619	2,048,911	76,440,445

(7) A non-binding advisory vote to approve the compensation of our named executive officers:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
200,457,848	76,442,925	2,009,890	76,440,445

(8) A non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2017:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
275,496,967	1,119,261	2,294,435	76,440,445

(9) To (i) approve the terms of the proposed purchase agreement or purchase agreements providing for the purchase by the Company of up to 65.0 million shares for up to a maximum of $500 million in aggregate from one or more financial intermediaries and (ii) authorise the Company to make off-market purchases of shares pursuant to such agreement or agreements, the full text of which can be found in "Resolution 9" of the proxy statement:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
316,772,986	36,166,287	2,411,835	N/A

(10) To authorise the Board of Director to allot shares, the full text of which can be found in "Resolution 10" of the proxy statement:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
297,353,602	54,094,882	3,902,624	N/A

(11) To approve the general disapplication of pre-emption rights, the full text of which can be found in “Resolution 11” of the proxy statement:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
330,051,213	20,623,608	4,676,287	N/A

(12) To approve the disapplication of pre-emption rights in connection with an acquisition or specified capital investment, the full text of which can be found in “Resolution 12” of the proxy statement:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
300,775,891	49,993,495	4,581,722	N/A

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1*	Ensco plc 2018 Long-Term Incentive Plan.
10.2*	Form of Ensco plc 2018 Long-Term Incentive Plan Non-Employee Director Restricted Share Unit Award Agreement.
* Filed Herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: May 22, 2018	/s/ Michael T. McGuinty Michael T. McGuinty Senior Vice President - General Counsel and Secretary